Merrill Lynch 2007 Banking and Financial Services Conference November 13, 2007 Exhibit 99.1

FORWARD LOOKING STATEMENTS
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired, including its merger with AmSouth Bancorporation which in turn depends on a variety of factors, including:
Regions' ability to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, or lower than expected revenues from continuing operations;
the assimilation of the combined companies’ corporate cultures;
the continued growth of the markets that the acquired entities serve, consistent with recent historical experience;
difficulties related to the integration of the businesses, including integration of information systems and retention of key personnel.
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions' ability to keep pace with technological changes.
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
Regions' ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, and regulatory and compliance risk.
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support
Regions' business.
The cost and other effects of material contingencies, including litigation contingencies.
The effects of increased competition from both banks and non-banks.
Further easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, may increase competitive pressures.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
The effects of geopolitical instability and risks such as terrorist attacks.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
The effects of weather and natural disasters such as hurricanes.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-
looking statements. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

3 Company Profile Company Profile Integration Update 3Q07 Financial Performance 2008-2010 Strategic Initiatives Summary

Regions is Among the Largest U.S. Banks
Market Capitalization $21 billion 13th
Assets $138 billion 12th
Loans, net of unearned income $94 billion 10th
Deposits $93 billion 10th
Branches 2,022 7th
ATMs 2,549 8th
National Rank¹
1 As of September 30, 2007.

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
TX
LA
AL
GA
FL

Franchise Footprint
Source:  SNL DataSource and Regions as of June 30, 2007
State Dep. ($B) Mkt. Share Rank
AL $18.2 25% #1
FL 17.7 5 #4
TN 16.7 16 #2
LA 7.6 10 #3
MS 6.2 15 #1
GA 5.5 3 #6
AR 4.3 9 #2
TX 3.0 1 #18
IL 2.4 1 #24
MO 2.3 2 #8
IN 2.0 2 #9
Other 2.4 — —
Regions
Morgan Keegan
Insurance

Regions compares
favorably in terms of
local market share
relative to other top 10
banking franchises
1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2007 data.
16.6% Median
7.9 Citigroup
13.2 National City
14.3 SunTrust
16.0 JP Morgan Chase
16.4 Bank of America
16.6 U.S. Bancorp
17.2 Fifth Third
18.3 Wachovia
18.5 Regions
19.1 Wells Fargo
21.8% BB&T
Market Share
(1)
Name
Average
Weighted

Citigroup
SunTrust
Wells Fargo
Wachovia
BB&T
Bank of America
Regions
Marshall & Ilsley
U.S. Bancorp
JP Morgan Chase
KeyCorp
Fifth Third
PNC
Capital One
National City
M&T Bank

10.5%
10.0%
8.1%
8.0%
7.9%
7.0%
6.9%
5.9%
5.7%
4.5%
4.2%
3.7%
3.4% 3.4%
3.3%
2.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Fast Growing Footprint
Projected Population Growth (2007-2012) of Market Footprint
(1)
Source:  SNL Financial.  Data as of June 2007.  Pro forma for completed/pending M&A.
(1) Deposit weighted by State.
National Average
6.3%

Morgan Keegan – Among the Largest Regional Full-Service
Brokerage and Investment Banking Firms
Revenue ($M)
Pre-Tax Income ($M)
Financial Performance
430 Office Locations
Revenue Composition (3Q ’07)
Profile
Founded in 1969
Acquired by Regions in 2001
1,300 financial advisors
430 offices in 19 states
24,600 new accounts opened in 3Q ’07
$83 billion of customer assets
$87 billion of trust assets
#1 underwriter of long-term municipal bonds in the south central U.S. for 14 consecutive years
#11 book-running manager in 2006 ($8.6 billion, 445 issues)
Private
Client
31%
Fixed
Income
Capital
Markets
17%
Equity
Capital
Markets
9%
Regions MK
Trust
18%
Other
10%
Asset Mgmt
15%
$810
$1,029
$949
2005 2006 YTD 9/30/07
$161
$239
$222
2005 2006 YTD 9/30/07

9 Company Profile Integration Update Integration Update 3Q07 Financial Performance 2008-2010 Strategic Initiatives Summary

Key Integration Accomplishments
Established Matrix Organizational Structure
Completed Branch Divestitures
Converted Brokerage, Mortgage, Payroll, Employee Benefits
and Trust Systems
Completed Alabama, Florida, Louisiana, Mississippi, and
Tennessee Branch Conversions
Branch Consolidations Substantially Complete
Exceeding Original Cost Saves

Integration Timeline
Combined
Product Set
& Incentives
Complete Sale
of Divested
Branches
1Q07 2Q07 3Q07 4Q07
Brokerage
Conversion
Mortgage
Origination &
Servicing
Conversion
Trust
Conversion
Event Two Branch
Conversion and
Consolidations
Event Three Branch
Conversion and
Consolidations
Event One Branch
Conversion and
Consolidations
Pre-conversion
Branch
Consolidations

12 FL AL GA MS LA TX AR MO IA IL IN KY TN NC VA SC Event 1 July 13, 2007 (677 branches) Event 2 October 26, 2007 (612 branches) Event 3 December 7, 2007 (656 branches)

Branch Consolidations Substantially Complete
46
Tennessee
1 Missouri
2 Georgia
12 Mississippi
17 Louisiana
32 Alabama
34 Florida
15 branches consolidated
pre-conversion in
Arkansas, Florida,
Missouri and Tennessee
Significant source of
cost saves
Total of 159 branches
consolidated
Event 1
Event 2
Event 3
Completed
Pending

14 Net Cost Saves $0 $100 $200 $300 $400 $500 2008E 2007E 4Q06 $7 MM Estimated $300 MM Estimated $500 MM Full run-rate achieved by 2Q 2008 $237 MM through 3Q07 Exceeding Original Cost Saves

15 Measuring the Customer Experience Measurement Plans Gallup Organization, Greenwich Organization and Customer Surveys Trend Identification Tracking over 100 operational metrics

16 Company Profile Integration Update 3Q07 Financial Performance 3Q07 Financial Performance 2008-2010 Strategic Initiatives Summary

Merger integration goals ahead of schedule; branch
conversions to be completed by year-end
Cost saves continue to exceed expectations
Banking environment remains challenging
Credit costs, while higher, remain at reasonable
levels
Morgan Keegan reports continued solid results
Capital position remains strong
Solid Financial Performance

Financial Performance
$ 0.64  EPS – diluted*
0.27 % Net Charge-Off Ratio
Asset Quality
0.62%
Nonperforming Assets as a % of Loans
1.19 % Allowance for Credit Losses as a % of Loans
23.03 % Return on Avg. Tangible Equity*
1.31 % Return on Avg. Assets*
57.7 % Operating Efficiency*
3.74 % Net Interest Margin
Profitability
3Q07
* Excluding discontinued operations and merger-related charges. For a reconciliation of these amounts to GAAP financial measures and a statement of why management believes these measures provide useful information to investors, see Regions' 8-K filed October 16, 2007 announcing preliminary results of operations for the period ended September 30, 2007.
3Q07 Financial Summary

Credit Quality Trends
0.27%
0.20%
0.23%
0.27%
0.62%
0.62%
0.45%
0.40%
0.15%
0.22%
0.22%
0.35%
0.00%
0.20%
0.40%
0.60%
0.80%
4Q06 1Q07 2Q07 3Q07
NPAs/Loans and OREO
Net Charge-Offs/Average Loans
Delinquent Loans (90+ Past Due)

Diversified Loan Portfolio
Note: Loan Portfolio per Call Report Schedule RC-C.  September 30, 2007.
Loan Portfolio
Total Loan Portfolio as of 9/30/07 ($MM) = $94,374
Other Commercial
Real Estate, 9%
Multifamily, 1%
Commercial/Leasing,
23%
Alt A, 4%
Home Equity, 16%
Other Consumer, 2%
Owner Occupied Real
Estate , 9%
Residential First
Mortgage, 14%
Land and Other
Construction, 13%
1-4 Family
Construction, 5%
Indirect, 4%

Commercial Real Estate
CRE Portfolio by Product CRE Portfolio Characteristics
CRE portfolio is diversified by product, loan
size, and by geography
CRE portfolio is very granular with the
average note size under $500 thousand
This average note size is reflective of real
estate in our Community Banks
Loans are generally underwritten
based on the individual borrower's financial
strength and consequently provide a
different risk profile than larger CRE loans
Top 5 MSA concentrations are Atlanta,
Miami, Nashville, Tampa, and Birmingham,
all of which are under 10%
Note: Commercial Real Estate by Product per September 30, 2007 Call Report Schedule RC-C.
Owner Occupied Commercial Real Estate is based on the credit strength of the operating company (borrower) and does not depend on the real estate for repayment
1-4 Family
Construction, 13%
Land and Other
Construction, 34%
Multifamily, 4%
Owner Occupied
Real Estate, 24%
Other Commercial
Real Estate, 25%

Consumer Real Estate Portfolio
Average Loan Size = $118 thousand
71% are first lien position
Weighted Average LTV FICO
Total Portfolio 70% 729
Alt A 78% 727
Negligible subprime exposure (0.1%)
No negative amortizing mortgages
No Option Adjustable Rate Mortgages
EquiFirst sold 1Q2007
Residential First
Mortgage
14%
Alt A
4%
Home Equity
16%
Remaining Loan
Portfolio
66%
Note: as of September 30, 2007.

Fifth Third
KeyCorp
Wells Fargo
SunTrust
Regions
M&T Bank
BB&T
National City
US Bancorp
PNC
Wachovia

6.9%
6.8%
6.6%
6.3%
6.0%
5.5%
5.4% 5.4%
5.3%
5.2%
4.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
Strong Capital Position
Tangible Equity / Tangible Assets
Source:  SNL DataSource, Tangible Equity/Tangible Assets as of September 30, 2007.
5.5%
Median

24 Company Profile Integration Update 3Q07 Financial Performance 2008-2010 Strategic Initiatives 2008-2010 Strategic Initiatives Summary

25 Performance Optimization Efficiency and Productivity Customer Experience Strategic Focus Areas

Leverage full depth of Morgan Keegan capabilities
among all Lines of Business
Grow the emerging and mass affluent customer segment
through a fully integrated approach
Increase core customer deposits to optimize the
profitability of balance sheet growth
Enhance overall company productivity
Deliver reliable, consistent service quality across all
Lines of Business to improve customer satisfaction and
retention
Enterprise-wide Strategic Initiatives

Enhance branch network performance
Grow customer deposits profitably
Maximize consumer lending opportunities
Increase number of affluent households
Infuse consistent service quality throughout organization
Consumer Services

Business Services
All Business Services
Business Banking
Commercial &
Industrial
Diversify revenue stream through team-based delivery
Fully implement segmentation and execute relationship
management model
Execution of a team-based client management
model
Expand Capital Markets’ capabilities
Leverage Morgan Keegan’s partnership to build out
specialized industry focus, investment banking and
M&A advisory services
Segment Initiatives
Create deposit-based value packages of Treasury
Management products
Improve cross-sell to existing single-service clients
Commercial Real Estate
Change from real estate lending focus to team of
financial professionals providing a full array of services
Build regional real estate support hubs for community
markets
Integrate partners (MK, Capital Markets, RIG, Treasury
Mgt.)

Business Services
Community Banking
Insurance
Enable local Relationship Managers to deliver the
bank’s capabilities with centralized support
Develop deposit-based value packages of simplified
Treasury Management products
Align centralized underwriting and management
capabilities to meet market needs
Expand presence in footprint where culture, price
and opportunity intersect
Educate bankers on Regions Insurance Group (RIG)
products and capabilities; educate agents on Regions
Bank products and capabilities
Embed platform sales opportunities into the credit
process
Segment
Initiatives

Grow Equity Capital Markets and Fixed Income Capital
Markets
Grow Private Client Group revenue
Develop a partnership with Private Banking
Develop programs to address the needs of emerging
and mass affluent customers in cooperation with
Consumer Services
Adjust platform program to deliver mass market
investment products
Grow Trust and Asset Management
Morgan Keegan

31 Strong Growth Driven by Strategic Initiatives Loans Deposits Continued Strong Liquidity and Capital Ratios Stable Credit Quality Neutral Interest Rate Risk Profile Financial Performance

32 Company Profile Integration Update 3Q07 Financial Performance 2008-2010 Strategic Initiatives Summary Summary

Challenging Banking Environment
Regions is well positioned despite challenging
operating environment:
Relatively neutral balance sheet positioning
Credit risks manageable
Strong Morgan Keegan results
Merger opportunities mitigate industry
downturn, allow for increased operating leverage
Exceeding merger-related cost saves

* * * *